Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 – SUBSEQUENT EVENTS

The following subsequent events were evaluated on April 19, 2019, the date the financial statements were issued.

Except as set forth below, there were no events that occurred subsequent to December 31, 2018 that require adjustment to or disclosure in the consolidated financial statements.

On January 7, 2019, the Company completed its initial public offering on the NASDAQ Capital Market under the symbol of “MTC”. The Company offered 1,800,000 common shares at $4 per share. Net proceeds raised by the Company from the initial public offering amounted to $6,478,801 after deducting underwriting discounts and commissions and other offering expenses. Out of the $6.5 million net proceeds, $500,000 was deposited into an escrow account to satisfy the initial $500,000 in potential indemnification obligations arising during an escrow period of two years following the closing date of January 7, 2019. On January 7, 2019, the Company sold additional 270,000 common shares at $4 per share. Net proceeds raised by the Company amounted to $993,600 after deducting underwriting discounts. As a result, the Company raised a total of $7,472,401 from the issuance of 2,070,000 shares of common stock in January 2019.